UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2006

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XL CAPITAL LTD
(Exact name of registrant as specified in its charter)

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Cayman Islands	1-10809	98-0191089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Credit Facilities

On May 5, 2006, XL Capital Ltd, a Cayman Islands exempted limited company (the “Company”), together with its wholly-owned subsidiaries X.L. America, Inc., a Delaware corporation (“XLA”), XL Insurance (Bermuda) Ltd, a Bermuda exempted company (“XLI”), and XL Re Ltd, a Bermuda exempted company (“XLRe” and, together with the Company, XLA and XLI, the “Account Parties”), entered into (i) Amendment No. 2 (the “Second Amendment”) to the Three-Year Credit Agreement, dated as of June 23, 2004 (the “Three-Year Agreement”), between the Account Parties, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto and (ii) Amendment No. 1 (the “First Amendment”) to the Five-Year Credit Agreement, dated as of June 22, 2005 (the “Five-Year Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto.

On May 9, 2006, the Company, together with its wholly-owned subsidiaries XLA, XLI and XLRe entered into (i) a Credit Agreement (the “364-Day Agreement”), dated as of May 9, 2006, between the Account Parties, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto and (ii) Amendment No. 1 (the “Bear Stearns Amendment”) to the Five-Year Credit Agreement, dated as of August 3, 2005 (the “Bear Stearns Five-Year Credit Agreement”) with Bear Stearns Corporate Lending Inc., as Administrative Agent, and the Lenders party thereto.

The Three-Year Agreement provides for letter of credit commitments of $2,000,000,000. The Second Amendment, among other things, provides that our subsidiary Security Capital Assurance Ltd (“SCA”) will be excluded from the defined terms “Significant Subsidiary” and “Subsidiary” in the Three-Year Agreement following the initial public offering of common shares of SCA. The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Five-Year Agreement provides for letters of credit of up to $2,250,000,000 and up to $1,000,000,000 of revolving credit loans with the aggregate amount of outstanding letters of credit and revolving credit loans thereunder not to exceed $2,350,000,000. The aggregate amount of outstanding revolving credit loans under the Five-Year Agreement and the Three-Year Agreement may not exceed $1,000,000,000 at any time. The First Amendment, among other things, provides that SCA will be excluded from the defined terms “Significant Subsidiary” and “Subsidiary” in the Five-Year Agreement following the initial public offering of common shares of SCA. The foregoing description of the First Amendment is qualified in its entirety by reference to the First Amendment, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The 364-Day Agreement provides for letter of credit commitments of up to $500,000,000. Interest and fees payable under the 364-Day Agreement shall be determined pursuant to the terms set forth therein. The commitments under the 364-Day Agreement will expire on, and amounts borrowed under the 364-Day Agreement may be borrowed, repaid and reborrowed from time to time until, the earlier of (i) May 8, 2007 and (ii) the date of termination in whole of the commitments upon an optional termination or reduction of the commitments by the Account Parties or upon an event of default. Each of the Company, XLA, XLI and XLRe guarantees the obligations of the other Account Parties under the 364-Day Agreement. The 364-Day Agreement contains financial covenants that require the Company to maintain a minimum consolidated net worth and a maximum ratio of total consolidated debt to the sum of total consolidated debt plus consolidated net worth. In addition, the 364-Day Agreement contains other customary affirmative and negative covenants for credit facilities of this type as well as certain customary events of default. The foregoing description of the 364-Day Agreement is qualified in its entirety by reference to the 364-Day Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

The Bear Stearns Five-Year Credit Agreement provides for up to $100,000,000 of revolving credit loans. The Bear Stearns Amendment, among other things, provides that SCA will be excluded from the defined terms “Significant Subsidiary” and “Subsidiary” in the Bear Stearns Five-Year Credit Agreement following the initial public offering of common shares of SCA. The foregoing description of the Bear Stearns Amendment is qualified in its entirety by reference to the Bear Stearns Amendment, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Certain of the Lenders party to the Three-Year Agreement, the Five-Year Agreement, the Bear Stearns Five-Year Credit Agreement and/or the 364-Day Agreement and their respective affiliates have, from time to time, performed various investment or commercial banking and financial advisory services for the Account Parties in the ordinary course of business.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K concerning the 364-Day Credit Agreement is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1

Amendment No. 2, dated as of May 5, 2006, to the Three-Year Credit Agreement, dated as of June 23, 2004, between XL Capital Ltd, X.L. America, Inc., XL Insurance (Bermuda) Ltd and XL Re Ltd, as Account Parties and Guarantors, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2

Amendment No. 1, dated as of May 5, 2006, to the Five-Year Credit Agreement, dated as of June 22, 2005, between XL Capital Ltd, X.L. America, Inc., XL Insurance (Bermuda) Ltd and XL Re Ltd, as Account Parties and Guarantors, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.3

Credit Agreement, dated as of May 9, 2006, between XL Capital Ltd, X.L. America, Inc., XL Insurance (Bermuda) Ltd and XL Re Ltd, as Account Parties and Guarantors, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.4

Amendment No. 1 to the Credit Agreement, dated as of August 3, 2005, between XL Capital Ltd, X.L. America, Inc., XL Insurance (Bermuda) Ltd and XL Re Ltd, as Borrowers and Guarantors, the Lenders party thereto and Bear Stearns Corporate Lending Inc. as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11 , 2006

XL CAPITAL LTD (Registrant) By: /s/ Kirstin Gould Name: Kirstin Gould Title: Senior Vice President, Chief Corporate Legal Officer & Secretary